UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 5, 2018

NV5 GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 7, 2018, NV5 Global, Inc. (the “Company”) and Mr. Dickerson Wright, the Company’s Chairman and Chief Executive Officer, entered into an Amended and Restated Employment Agreement (“Amended Employment Agreement”) to his amended and restated employment agreement dated August 29, 2017, to amend, among other things, the termination without cause provision so that Mr. Wright will continue to receive his base salary for three (3) years, unless such termination occurs during the Initial Term (as defined in the Amended Employment Agreement) with more than three (3) years remaining therein, in which event the Company shall continue to pay Mr. Wright’s base salary for the remainder of the Initial Term (as defined in the Amended Employment Agreement), and to provide Mr. Wright with the same payments and benefits as stated in the termination without cause provision, as if Mr. Wright’s employment was terminated thereunder, in the event of Change of Control (as defined in the Amended Employment Agreement).

The Amended Employment Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

On November 5, 2018, the Company issued a press release announcing that it has acquired CHI Engineering, Inc. (“CHI”), a leading provider of engineering, procurement, and construction management services for the LNG, Natural Gas, and LPG industries. The aggregate purchase price paid by the Company is up to $55 million, paid with a combination of cash, stock and promissory notes at closing and future cash, stock and note payments. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Employment Agreement dated November 7, 2018 by and between the Company and Mr. Dickerson Wright.

99.1	Press Release, dated November 5, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2018

NV5 GLOBAL, INC.

By: /s/ Michael P. Rama Name: Michael P. Rama Title: Vice President and Chief Financial Officer

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